PHOENIX-ABERDEEN SERIES FUND
    PHOENIX-ABERDEEN GLOBAL SMALL CAP FUND AND PHOENIX-ABERDEEN NEW ASIA FUND
     SUPPLEMENT DATED JUNE 7, 2002 TO THE PROSPECTUS DATED NOVEMBER 28, 2001

For the Phoenix-Aberdeen Global Small Cap Fund, on page 1 under the heading Principal Investment Strategies, the disclosure contained in the first two items is hereby replaced in its entirety with the following:

> Under normal circumstances, the fund intends to invest at least 80% of its assets in U.S. and foreign (non-U.S.) equity securities, primarily common stocks, of small-size companies.

> Under normal circumstance, at least 80% of the fund's assets will be invested in three different countries at any one time.

Also, for the Phoenix-Aberdeen New Asia Fund, on page 6 under the heading Principal Investment Strategies, the disclosure contained in the first item is hereby replaced in its entirety with the following:

> Under normal circumstances, the fund intends to invest at least 80% of its assets in equity securities, primarily common stocks, of issuers located in at least three different countries throughout Asia, other than Japan.



INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE
REFERENCE.



PXP 147/80  (06/02)